UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2011

INSTITUTIONAL FINANCIAL MARKETS, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-32026	16-1685692
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Cira Centre 2929 Arch Street, 17th Floor Philadelphia, Pennsylvania		19104
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (215) 701-9555

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) Institutional Financial Markets, Inc. (the “Company”) held its 2011 Annual Meeting of Stockholders (the “Annual Meeting”) (see discussion under Item 5.07 below) at 10:00 a.m., Eastern Time, on Tuesday, June 7, 2011, at Cira Centre, 2929 Arch Street, Mezzanine, Philadelphia, Pennsylvania 19104.

At the Annual Meeting, stockholders voted to approve Amendment No. 1 (the “Amendment”) to the Institutional Financial Markets, Inc. (formerly Cohen & Company Inc.) 2010 Long-Term Incentive Plan (the “Plan”). The Amendment, which the Board of Directors approved on April 18, 2011, increases the maximum number of shares of common stock available for issuance under the Plan by 3,000,000 shares to a total of 4,580,000 shares of common stock.

A copy of the Amendment and the Plan were filed together as Appendix A to the Company’s definitive proxy statement filed with the Securities and Exchange Commission on Schedule 14A on April 26, 2011.

Item 5.07	Submission of Matters to a Vote of Security Holders

The following three proposals were submitted for a vote of the stockholders of the Company at the Annual Meeting:

1.	To elect ten directors, each to serve until the next annual meeting of stockholders and until his successor is duly elected and qualified;

2.	To approve Amendment No. 1 to the Institutional Financial Markets, Inc. 2010 Long-Term Incentive Plan; and

3.	To ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2011.

The total number of Company securities entitled to vote at the Annual Meeting were: 12,210,649 shares of common stock and 4,983,557 shares of Series B Voting Non-Convertible Preferred Stock (the “Series B Preferred Shares”). The Company’s common stock and the Series B Preferred Shares vote together on all matters. Of the combined common stock and Series B Preferred Shares, 14,702,038 shares, or 85.5%, were present in person or by proxy at the Annual Meeting.

The voting results were as follows:

1. Each of the following ten directors was elected to the Company’s Board of Directors to serve until the next annual meeting of stockholders in 2012 or until his successor is duly elected and qualified. The number of votes cast for and withheld from each of the directors and the number of broker non-votes were as follows:

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Nominee	For	Withheld	Broker Non-Votes

Walter T. Beach	7,716,867	1,273,312	5,711,859

Rodney E. Bennett	7,924,286	1,065,893	5,711,859

Daniel G. Cohen	8,831,188	158,991	5,711,859

Thomas P. Costello	8,887,868	102,311	5,711,859

G. Steven Dawson	8,863,639	126,540	5,711,859

Joseph M. Donovan	7,924,891	1,065,288	5,711,859

Jack Haraburda	7,921,546	1,068,633	5,711,859

Neil S. Subin	8,629,053	361,126	5,711,859

Lance Ullom	8,885,936	104,243	5,711,859

Charles W. Wolcott	8,887,939	102,240	5,711,859

2. The stockholders approved Amendment No. 1 to the Institutional Financial Markets, Inc. 2010 Long-Term Incentive Plan. The number of votes cast for and against the proposal and the number of abstentions and broker non-votes were as follows:

For	Against	Abstain	Broker Non-Vote

7,599,651	1,375,253	15,275	5,711,859

3. The stockholders ratified the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2011. The number of votes cast for and against the proposal and the number of abstentions were as follows:

For	Against	Abstain

14,209,606	480,811	11,621

It was not necessary to adjourn the annual meeting.

There was no solicitation in opposition to any of the foregoing matters.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

INSTITUTIONAL FINANCIAL MARKETS, INC.

Date: June 8, 2011	By:	/s/ JOSEPH W. POOLER, JR.
Joseph W. Pooler, Jr. Chief Financial Officer

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